BEFORE THE MISSOURI PUBLIC SERVICE COMMISSION
                    OF THE STATE OF MISSOURI

In   the   Matter   of   the  )      Case No. ER-99-313
Stipulation  And   Agreement  )
Reducing the Annual Missouri  )
Retail Electric Revenues  of  )
Kansas  City Power  &  Light  )
Company                       )
                              )
In  the Matter of the  Joint  )      Case No. EM-97-515
Application    of    Western  )
Resources,  Inc. and  Kansas  )
City  Power & Light  Company  )
for  Approval of the  Merger  )
of Kansas City Power & Light  )
Company     with     Western  )
Resources,  Inc.  and  Other  )
Related Relief                )

                    STIPULATION AND AGREEMENT

          Comes  now  the  Staff of the Missouri  Public  Service

Commission  ("Staff"), the Office of the Public Counsel  ("Public

Counsel"),  and  Kansas City Power & Light Company  ("KCPL")  and

submit this Stipulation And Agreement for Missouri Public Service

Commission ("Commission") review, consideration and approval.  As a  result  of  discussions  among the  signatories  hereto,  said signatories have reached resolution respecting the results of  an

earnings  review  of KCPL performed by the Staff.   (This  review

occurred  in  1998, using a test year of the twelve  (12)  months ending  December  31, 1997, updated through June  30,  1998,  and included,  among other things, review of KCPL's cost of  capital,

examination  of  KCPL's  financial books and  records,  study  of

KCPL's  fuel costs, and review of a depreciation study  submitted in  1998  pursuant to 4 CSR 240-20.030(6).)  The Staff will  file with the Commission in the near future a memorandum providing the

Staff's   rationale  for  entering  into  this  Stipulation   And

Agreement.

          The Staff, Public Counsel and KCPL filed on October  7,

1998, in Case No. EM-97-515, a Joint Motion To Approve Procedural

Schedule  wherein  the  intervenors in Case  No.  EM-97-515  were advised  of  the  Staff's  earnings audit  of  KCPL  because  the earnings  audit
affects the procedural schedule  in  the  KCPL  -

Western  Resources,  Inc.  merger  case.   Also,  respecting  any

concern  about  notice, the merger case provided the  convenience that all but two of the entities that in the past have intervened in  KCPL  rate  proceedings are parties to  Case  No.  EM-97-515.

Trigen-Kansas  City and the Missouri Retailers  Association  were identified  as entities that have intervened in prior  KCPL  rate

proceedings  but  have not intervened in the  merger  case.   The

signatories  are filing the instant Stipulation And Agreement  in both the merger case docket and a new docket, Case No. ER-99-313,

which  will contain specimen tariff sheets that will be filed  in

the   next  several  days.   The  signatories  request  that  the

intervenors  in  Case  No. EM-97-515 and Trigen-Kansas  City  and

Missouri  Retailers Association (counsel for which are  shown  on the  attached service list) [OMITTED FOR PURPOSES OF THIS FILING]

be made parties in Case No. ER-99-313 without the necessity of their filing for intervention.

          In  support  of  this  Stipulation and  Agreement,  the

Staff, Public Counsel, and KCPL state as follows:

     1.    Commencing with electric service provided on and after

March  1,  1999,  KCPL shall reduce its annual Missouri  electric revenues  by  applying an equal percentage decrease  of  3.2%  to every  rate and charge on each electric rate schedule,  excluding

Special Contract Service (SCS), Special Interruptible  Contracts

(SIC),   Incremental  Energy  Rider  (IER); Additional   Equipment

Rental  Charge   (AE);   Residential Conservation Service Program

(RCS); program charges contained in both Two Part - Time of Use (TPP)

and Real Time Pricing (RTP,RTP -  Plus);  Service  Facilities Charge

for  Municipal  Street Lighting   Service  (ML);  Economic  Development

Rider   (EDR) percentages;   Transformation  Equipment   Rental   (TER);

Primary   Equipment   Service  Agreement   (PES);   Urban   Core

Development  Rider  (UCD) percentages;  Commercial  Street

Lighting (CL) percentages; Peak Load Curtailment Credit Rider (PLCC) credits and penalties; Parallel Generation Contract Service Schedule (PG)

payments; and  charges contained  in  KCPL's General Rules And Regulations.

This  3.2% decrease amounts to an approximate $15.0 million  decrease  in revenues  exclusive  of  license,  occupation,  franchise,  gross receipts,  or other similar fees or taxes.  It is agreed  by  the signatories that (i) this decrease has nothing to do with  merger savings  alleged to result from the merger of KCPL and any  other entity,  including Western Resources, Inc. ("Western Resources"),

and  (ii)  none  of  them  will allege  in  the  ongoing  Western

Resources  - KCPL merger case (Case No. EM-97-515), or in  future rate  proceedings  that alleged merger savings are  reflected  in rates as a result of the instant Stipulation And Agreement.

     2.    Signatories to this Stipulation And Agreement will not

file  any  case with the Commission, or encourage  or  assist  in filing  any  case with the Commission requesting, (i)  a  general increase or decrease in KCPL's Missouri retail electric rates, or

(ii)  rate  credits  or rate refunds respecting  KCPL's  Missouri retail electric rates, prior to the earlier of September 1, 2001,

or  the  closing  of the Western Resources - KCPL merger,  unless there  is the occurrence of a significant, unusual event,

such  as an act of God; a significant change in federal or  state tax law; a significant change in federal or state utility law  or regulation;  or  an  extended  outage  or  shutdown  of  a  major generating  unit(s)  which has a major  effect  on  KCPL  or  its successors.

     3.    Signatories to this Stipulation And Agreement will not

request, or encourage or assist in any request for, (i) a general increase or decrease in KCPL's Missouri retail electric rates, or

(ii)  rate  credits  or rate refunds respecting  KCPL's  Missouri retail  electric  rates that would become effective  for  service rendered  prior to March 1, 2002, or prior to one year after  the closing of the Western Resources - KCPL merger, whichever  occurs first.

        4.    Acceptance  of this Stipulation And Agreement  by  the

Commission  shall not be deemed as constituting an  agreement  on the part of the Commission to forego, during the above identified periods,  the use of any discovery, investigative or other  power which the Commission presently has.  For example, non-signatories to  this  Stipulation  And  Agreement may  file  or  request,  or encourage or assist in any filing of or request for, an  earnings investigation of KCPL, and, in response or on its own motion, the

Commission   may  direct  the  Staff  to  conduct   an   earnings

investigation  of  KCPL.  Thus, nothing in this  Stipulation  And

Agreement  is intended to impinge or restrict in any  manner  the exercise by the Commission of any statutory right, including  the right  of  access  to  information, or any statutory  obligation.

Nothing in this Stipulation And Agreement is intended to impinge,

restrict  or limit in any way Public Counsel's discovery  powers,

including  the  right  to access information  and  to  audit  and investigate matters related to KCPL or its successors.

     5.    The  specified  period when the  signatories  to  this

Stipulation  And  Agreement will not  request,  or  encourage  or assist  in  any  request for, a general increase or  decrease  in

KCPL's  Missouri  electric rates, rate credits  or  rate  refunds respecting KCPL's Missouri electric rates shall also apply to any filing with the Commission for a change in KCPL's electric  rates pursuant to Section 393.292 RSMo 1994 to reflect a change in  the projected  level or annual accrual of funding for decommissioning the Wolf Creek nuclear plant.  Signatories shall request that the

Commission  include  in  KCPL's 1999 decommissioning  Report  And

Order, language substantially similar to that used in other  such nuclear decommissioning funding Report And Orders, that the  Wolf

Creek  decommissioning costs are included in KCPL's current  cost of  service  and  are reflected in its current  electric  service rates for ratemaking purposes.

     6.     Respecting  any  proposal  in  the  ongoing   Western

Resources  -  KCPL  merger  case (Case No.  EM-97-515)  that  the

Commission  should  adopt  an alternative  regulation  plan,  the signatories reserve the right to take positions and argue that as a  condition  of Commission approval of the proposed  alternative regulation  plan, there should be additional rate  reductions  at the time the alternative regulation plan goes into effect.

     7.    Signatories  reserve the right to take  positions  and

argue  in the ongoing Western Resources - KCPL merger case  (Case

No.  EM-97-515) that as a condition of the proposed merger, there should  be  rate reductions commencing no sooner  than  one  year after the closing of the Western Resources - KCPL merger.

     8.    KCPL  will  continue to book an amortization  totaling

$3.5  million  annually  upon approval of  this  Stipulation  And

Agreement, which amortization shall continue until the Commission approves  a change either (i) upon agreement of the parties  made with due regard to KCPL's then existing situation, or (ii) in the course  of  a  general rate proceeding.  This does  not  preclude

KCPL,  the  Staff,  Public  Counsel  or  any  other  party   from

requesting  that  this amortization be directed  toward  specific

plant   accounts  or  from   requesting  additional  changes   in

depreciation  rates  that may result from  depreciation  studies.

Any such accumulated amortization balance booked pursuant to this

Stipulation And Agreement, or the Stipulation And Agreement  from

Case  No.  ER-94-199, will be used as an offset to rate  base  in future rate proceedings of KCPL, or its successors.  Furthermore,

a  signatory may propose at any time that the Commission issue  a depreciation authority order adopting new depreciation rates  for

KCPL or its successors.

     9.    Notwithstanding paragraphs 2 and 3 above, a  signatory

at   any  time  may  file  a  request  with  the  Commission  for consideration  of  changes  in rate design  and/or  other  tariff provisions  which  would be appropriate  for  the  Commission  to

consider       outside       the       context        of        a
customer  class  cost  of service and comprehensive  rate  design docket  or  a rate or complaint case; provided, however  that  no such  change  shall result in any shift of revenues between/among classes, and provided further that if a request for consideration of  changes  in  rate  design and/or other tariff  provisions  is filed,  a  signatory may oppose such request  and  shall  not  be deemed to have consented to the establishment of a new docket  to consider  such  request or to the proposals of the  party  making such request.

     10.   Drafts  of  this Stipulation And Agreement  have  been

provided to  all intervenors in Case No. EM-97-515 and to Trigen-

Kansas City and Missouri Retailers Association which are entities identified by the signatories as usual intervenors in  KCPL  rate proceedings.  The signatories have endeavored to make  themselves

available to answer questions and provide information.   All  but

two  of  the  parties  to  Case No. EM-97-515  have  advised  the

signatories   that  they  do  not  oppose  the  Stipulation   And

Agreement.  The Commission's rules identify the procedure  to  be followed  when a nonunanimous stipulation and agreement is  filed with  the Commission.  In particular, 4 CSR 240-2.115(3) provides as follows:

     When a nonunanimous stipulation and agreement is executed by the parties, the attorney for the applicant, company or other moving party shall file an original and fourteen (14) copies with the secretary of the commission and serve notice and a copy on all nonsignatory parties. Each party shall then have five
     (5) days from the receipt of the notice to file a request for hearing with the commission. Failure to file a timely request for hearing shall constitute a full waiver of the party's right to a hearing.

     11.      None  of  the  parties to  this  Stipulation  And

Agreement shall be deemed to have approved or acquiesced  in  any question  of  Commission authority, decommissioning  methodology,

ratemaking  principle,  valuation methodology,  cost  of  service methodology or determination, depreciation principle  or  method,

rate  design  methodology,  cost allocation,  cost  recovery,  or prudence that may underlie this Stipulation And Agreement, or for which provision is made in this Stipulation And Agreement.

     12.      If  requested by the Commission, the Staff  shall

have   the  right  to  submit  to  the  Commission  a  memorandum explaining  its rationale for entering into this Stipulation  And

Agreement.  Each party of record shall be served with a  copy  of any memorandum and shall be entitled to submit to the Commission,

within  five  (5)  days of receipt of the Staff's  memorandum,  a responsive memorandum which shall also be served on all  parties.

All  memoranda  submitted  by  the parties  shall  be  considered privileged in the same manner as are settlement discussions under the  Commission's  rules, shall be maintained on  a  confidential basis  by all parties, and shall not become a part of the  record of  this  proceeding, or bind or prejudice the  party  submitting such  memorandum  in any future proceeding or in this  proceeding whether  or  not  the  Commission approves this  Stipulation  And

Agreement.  The contents of any memorandum provided by any  party are its own and are not acquiesced in or otherwise adopted by the other  signatories to this Stipulation And Agreement, whether  or not  the  Commission  approves and adopts  this  Stipulation  And

Agreement.

          The  Staff also shall have the right to provide, at any

agenda meeting at which this Stipulation And Agreement is noticed to be considered by the Commission, whatever oral explanation the

Commission requests, provided that the Staff shall, to the extent reasonably  practicable, provide the other parties  with  advance notice  of  when  the  Staff shall respond  to  the  Commission's request  for such explanation once such explanation is  requested from the Staff.  The Staff's oral explanation shall be subject to public disclosure, except to the extent it refers to matters that are  privileged  or  protected from disclosure  pursuant  to  any

Protective Order issued in this case.

     13.      This  Stipulation  And  Agreement  represents   a

negotiated settlement. Except as specified herein, the parties to this Stipulation And Agreement shall not be prejudiced, bound by,

or  in  any  way  affected by the terms of this  Stipulation  And

Agreement  (i)  in any future
proceeding; (ii) in any  proceeding

currently pending under a separate docket; and/or (iii)  in  this proceeding  should  the  Commission decide  not  to  approve  the

Stipulation And Agreement in the instant proceeding,  or  in  any way condition its approval of same.

     14.      The  provisions of this Stipulation And Agreement

have  resulted from extensive negotiations among the  signatories signatory parties and are interdependent.  In the event that  the

Commission  does  not  approve  and  adopt  the  terms  of   this

Stipulation And Agreement in total, it shall be void and no party hereto  shall be bound by, prejudiced, or in any way affected  by any  of  the  agreements  or provisions hereof  unless  otherwise provided herein.

     15.      In  the event the Commission accepts the specific

terms  of  this Stipulation And Agreement, the signatories  waive

their   respective  rights  to  cross-examine  witnesses;   their

respective  rights  to present oral argument and  written  briefs pursuant to Section 536.080.1 RSMo 1994; their respective  rights to  the  reading of the transcript by the Commission pursuant  to

Section  536.080.2  RSMo  1994; and their  respective  rights  to

judicial  review  pursuant to Section 386.510  RSMo  1994.   This

waiver  applies only to a Commission Report And Order  respecting this  Stipulation And Agreement issued in these this proceedings,

and  does  not  apply  to any matters raised  in  any  subsequent

Commission proceeding, or any matters not explicitly addressed by this Stipulation And Agreement.

     Wherefore the signatories request that the Commission  grant intervenor status in Case No. ER-99-313 to the parties of  record in  Case No. EM-97-515 and to Trigen-Kansas City and the Missouri

Retailers  Association without the necessity of their filing  for intervention and approve the instant Stipulation And Agreement.

                                         Respectfully submitted,

KANSAS CITY POWER & LIGHT COMPANY        COMMISSION STAFF

                                         DANA K. JOYCE
                                         General Counsel

By: /s/James M. Fischer
William G. Riggins   MBN 42501           BY:  /s/Steven Dottheim    MBN 29149
Assistant Chief Legal Officer                 Chief Deputy General Counsel
Kansas City Power & Light Company             Missouri Public Service
P.O. Box 418679                                 Commission Staff
Kansas  City,  Missouri   64141-9679          P.O. Box 360
                                              Jefferson  City, Missouri 65102
Telephone:     (816) 556-2785                 Telephone:     (573) 751-7489
Fax:      (816) 556-2787                      Fax:      (573) 751-9285

          and                                and

James  M.  Fischer                        OFFICE OF THE PUBLIC COUNSEL
James M. Fischer, P.C.
Attorney at Law
101 West McCarty Street, Suite 215
Jefferson  City,  Missouri  65101         By:  /s/John B. Coffman    MBN 36591
                                               Deputy Public Counsel
Telephone:      (573)  636-6758                Office  of  the  Public Counsel
Fax:      (573) 636-0383                       P.O. Box 7800
                                               Jefferson City, Missouri 65102

                                               Telephone:     (573) 751-4857
                                               Fax:      (573) 751-5562



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